Exhibit 3.1  Articles of Incorporation

                                                           Entity #
                                                           E0398472006-4
                                                           --------------------
                                                           Document Number:
                                                           20060341473-70
                                                           --------------------
                                                           Date Filed:
                                                           5/30/2006 2:39:47 PM
                                                           --------------------
                                                           In the office of
                                                           /s/ Dean Heller
                                                           Dean Heller
                                                           Secretary of State

-------------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  206 North Carson Street
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------


1. Name of Corporation:          Nevada Processing Solutions
   --------------------          --------------------------------------------

2. Resident Agent Name and       Chad Guidry
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       9646 Giddings                     Las Vegas
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA   89148
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value:  75,000,000
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $0.001
                                                       ------
                                 Number of shares
                                 without par value:   None.
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1. Chad Guidry
                                    -----------------------------------------
                                    Name

                                    9646 Giddings
                                    -----------------------------------------
                                    Street Address

                                    Las Vegas            NV       89148
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)
    -----------------            --------------------------------------------

6. Names, Address                Chad Guidry           /s/ Chad Guidry
   and Signature of              ------------------    ----------------------
   Incorporator:                 Name                      Signature
   (attach additional page
   if there is more than 1       9646 Giddings
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 Las Vegas              NV         89148
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ Chad Guidry                     5/30/06
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.